Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard AdmiralTM Treasury Money Market Fund

Supplement to the Prospectus and Summary Prospectus Dated
December 23, 2013

Prospectus and Summary Prospectus Text Changes for Vanguard
Prime Money Market and Admiral Treasury Money Market Funds

Under the heading “Investment Advisor,” David R. Glocke’s title is updated as follows:

David R. Glocke, Principal of Vanguard and head of Vanguard’s Taxable Money
Market Funds.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of
Vanguard. As Chief Investment Officer, he is responsible for the oversight of
Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

(over, please)

Gregory Davis, CFA, Principal of Vanguard and global head of Vanguard’s Fixed
Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has been with Vanguard since 1999 and has managed investment portfolios since 2000. He received his B.S. in insurance from The Pennsylvania State
University and an M.B.A. from The Wharton School of the University of
Pennsylvania.

David R. Glocke, Principal of Vanguard and head of Vanguard’s Taxable Money
Market Funds. He has direct oversight responsibility for all taxable money market funds managed by the Fixed Income Group. See biography below.
Paul M. Jakubowski, Principal of Vanguard and head of credit. He has oversight responsibility for investment activities within the credit-related sectors of the taxable fixed income market as well as taxable credit research. He has worked in investment management since joining Vanguard in 2000 and has managed investment portfolios since 2013. He received his B.S. from the University of
Richmond and an M.B.A. from Villanova University.

Ronald M. Reardon, Principal of Vanguard and head of rates. He has oversight responsibility for investment activities within the rates-related sectors of the taxable fixed income market including foreign exchange. He has worked in investment management for Vanguard since 2001 and has managed investment portfolios since 2005. He received his B.S. from The College of New Jersey and an M.B.A. from the University of Rochester.

In the description of the manager(s) primarily responsible for the day-to-day management of the Fund(s), the following replaces similar text for David R. Glocke:

David R. Glocke, Principal of Vanguard and head of Vanguard’s Taxable Money
Market Funds. He has worked in investment management since 1991; has managed investment portfolios for Vanguard, including the Admiral Treasury
Money Market Fund, since 1997; and has managed the Prime Money Market
Fund since 2003. Education: B.S., University of Wisconsin.

CFA® is a trademark owned by CFA Institute.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 30 062014